Exhibit 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE ACQUIRES HOME HEALTH COMPANY

WITH OPERATIONS IN NORTHERN CALIFORNIA,

ARIZONA, NEVADA AND UTAH

LOUISVILLE, Ky. (September 1, 2011) – Kindred Healthcare, Inc. (the “Company” or “Kindred”) (NYSE: KND) today announced that its subsidiary has acquired the equity of Professional HealthCare, LLC (“Professional”), a portfolio company of Mainsail Partners, for a purchase price of $51 million in cash. Professional is a provider of home health, hospice, private duty nursing services and durable medical equipment. The Company used its operating cash flows and proceeds from its revolving credit facility to finance the transaction. Professional had no outstanding long-term debt at closing.

Professional operates 27 locations in northern California, Arizona, Nevada and Utah that currently generate annualized revenues of approximately $53 million. Kindred currently operates 21 nursing and rehabilitation centers and four long-term acute care hospitals within Professional’s service areas. Kindred’s Peoplefirst HomeCare and Hospice currently provides home health and hospice services in northern and southern California as well as Colorado, Indiana, Massachusetts and Ohio. The Company expects that the transaction will be slightly accretive to earnings in 2012.

Paul J. Diaz, President and Chief Executive Officer of the Company, commented that “we continue to seek opportunities to expand our continuum of post-acute care services in our key cluster markets in response to the growing interest for integrated care. Professional further expands our growing home health and hospice business and provides substantial overlap with our existing operations in several of our cluster markets.”

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include

Kindred Healthcare Acquires Home Health Company

September 1, 2011

known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) the impact of a final rule issued by the Centers for Medicare and Medicaid Services (“CMS”) on July 29, 2011 providing for a 11.1% reduction in Medicare reimbursement to nursing centers as well as changes in payments for the provision of group rehabilitation therapy services, (b) other potential reimbursement changes resulting from the Budget Control Act of 2011, (c) Kindred’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare Group, Inc. (“RehabCare”) acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions, (d) the potential for diversion of management time and resources in seeking to integrate RehabCare’s operations, (e) the potential failure to retain key employees of RehabCare, (f) the impact of Kindred’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on Kindred’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets, (g) the impact of healthcare reform, which will initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform will impact each of Kindred’s businesses in some manner. Due to the substantial regulatory changes that will need to be implemented by CMS and others, and the numerous processes required to implement these reforms, Kindred cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on Kindred’s business, financial position, results of operations and liquidity, (h) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for nursing centers, and the expiration of the Medicare Part B therapy cap exception process, (i) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (j) Kindred’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, (k) the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of Kindred’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the moratorium on future hospital development, (l) the impact of the expiration of several moratoriums under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as

Kindred Healthcare Acquires Home Health Company

September 1, 2011

implement the policy known as the “25 Percent Rule,” which would limit certain patient admissions, (m) failure of Kindred’s facilities to meet applicable licensure and certification requirements, (n) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (o) Kindred’s ability to meet its rental and debt service obligations, (p) Kindred’s ability to operate pursuant to the terms of its debt obligations and its master lease agreements with Ventas, Inc. (NYSE:VTR), (q) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of Kindred’s businesses, or which could negatively impact Kindred’s investment portfolio, (r) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (s) Kindred’s ability to control costs, particularly labor and employee benefit costs, (t) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (u) Kindred’s ability to attract and retain key executives and other healthcare personnel, (v) the increase in the costs of defending and insuring against alleged professional liability and other claims and the ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (w) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (x) Kindred’s ability to successfully dispose of unprofitable facilities, (y) events or circumstances which could result in the impairment of an asset or other charges, (z) changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (aa) Kindred’s ability to maintain an effective system of internal control over financial reporting. Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a healthcare services company based in Louisville, Kentucky with annual revenues of $6 billion and approximately 76,300 employees in 46 states. At June 30, 2011, Kindred through its subsidiaries provided healthcare services in over 2,200 locations, including 120 long-term acute care hospitals, five inpatient rehabilitation hospitals, 224 nursing and rehabilitation centers, 22 sub-acute units, 20 hospice and home care locations, 104 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served approximately 1,760 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for three years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com.

- END -